                                                                  EXHIBIT 10.12

                               WARRANT CERTIFICATE

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY AND THE SECURITIES DELIVERED UPON EXERCISE THEREOF MAY NOT BE EXERCISED, OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY AND THE SECURITIES DELIVERED UPON THE EXERCISE THEREOF IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY AND THE SECURITIES DELIVERED UPON EXERCISE HEREOF MAY BE EXERCISED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A PERSON THAT IS NOT A U.S. PERSON (AS DEFINED IN RULE 902 UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (IN THE CASE OF (b), (c) or (d), UPON AN OPINION OF COUNSEL AND WRITTEN CERTIFICATION IF THE ISSUER, REGISTRAR OR TRANSFER AGENT FOR THE SECURITIES SO REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY AND THE SECURITIES DELIVERED UPON EXERCISE HEREOF OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.


3,752,445 Shares of Common Stock                       Warrant Certificate No. 1


                               WARRANT CERTIFICATE
                       For the Purchase of Common Stock of
                          DIGITALCONVERGENCE.:COM INC.


         1.       CERTIFICATE. THIS IS TO CERTIFY THAT NBC-DCCI Holding,
Inc., or its registered assigns ("Holder"), is entitled to exercise this Warrant Certificate to purchase from DigitalConvergence.:Com Inc., a Delaware corporation (the "Company"), three million seven hundred fifty-two thousand four hundred forty-five (3,752,445) shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), all on the terms and conditions and pursuant to the provisions hereinafter set forth. This Warrant Certificate is executed pursuant to the terms of that certain Warrant Agreement of even date herewith (the "Agreement") between the Company and the Holder. Any capitalized terms not defined herein will have the meanings set forth in the Agreement.

         2. EXERCISE PRICE. The exercise price to be paid upon the exercise of the warrants in accordance with the terms of the Agreement, in the aggregate, shall initially be $18,762,225 (the "Exercise Price"). The initial Exercise Price per share shall be equal to the result of the aggregate Exercise Price divided by 3,752,445. Such Exercise Price and the number of shares of Common Stock into which this Warrant Certificate is exercisable are subject to adjustment from time to time as provided in the Agreement.

         3. EXERCISE. This Warrant Certificate may be exercised, in whole or in part, at any time or from time to time on or after the date hereof; provided, however, that this Warrant Certificate shall be void and all rights represented hereby shall cease unless exercised in full on or before April 18, 2005 (the "Expiration Date").

         In order to exercise this Warrant Certificate, in whole or in part, the Holder hereof shall deliver to the Company at its principal office, or at such other office as shall be designated by the Company pursuant to the
Agreement:

         (a) written notice of Holder's election to exercise this Warrant Certificate, in substantially the form of the Notice of Exercise attached hereto as ANNEX A;

         (b) payment of the Exercise Price in cash or by certified check or on a "net basis" as set forth in SECTION 6 of the Agreement; and

         (c) a written certification in substantially the form of the Certification attached hereto as ANNEX B.

Upon receipt thereof, the Company shall promptly execute or cause to be executed and deliver to such Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The stock certificate or certificates so delivered shall be registered in the name of such Holder, or such other name as shall be designated in said notice (subject to any restrictions on transfer set forth in the Agreement). If the exercise is for less than all of the shares of Common Stock issuable as provided in the Warrant Certificate, the Company will issue a new Warrant Certificate of like tenor and date for the balance of such shares issuable hereunder to the Holder.

         4. TRANSFER. This Warrant Certificate and all options and rights hereunder are transferable, as to all or any part of the number of shares of Common Stock purchasable upon its exercise, in accordance with the Agreement.

         5. REGISTRATION RIGHTS. The Common Stock into which this Warrant Certificate is exercisable is subject to registration rights as provided in the Registration Rights Agreement.

         6. SUCCESSORS AND ASSIGNS. This Warrant Certificate and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Holder hereof and, shall be enforceable by any such Holder.

         7. HEADINGS. Headings of the paragraphs in this Warrant Certificate are for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant Certificate.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and issued.

         DATED as of April 18, 2000.



                                   DIGITALCONVERGENCE.: COM INC.


                                   By:        /s/ Patrick V. Stark
                                          ----------------------------------
                                   Name:    Patrick V. Stark
                                          ----------------------------------
                                   Title:   E.V.P.
                                          ----------------------------------

                                   ATTEST:

                                   By:        /s/ William S. Leftwich
                                          ----------------------------------
                                   Name:    William S. Leftwich
                                          ----------------------------------
                                   Title:   Chief Financial Officer
                                          ----------------------------------


CORPORATE SEAL: